                                   EXHIBIT 24

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 2002.

                                                      /s/ JAMES L. BARKSDALE
                                                      -------------------------
                                                      James L. Barksdale


STATE OF MISSISSIPPI

COUNTY OF MADISON


         I, Stephanie P. Tatum, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James L. Barksdale, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                      /s/ STEPHANIE P. TATUM
                                                      -------------------------
                                                      Notary Public

My Commission Expires:

October 16, 2005

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 2002.


                                                  /s/ RALPH D. DENUNZIO
                                                  --------------------------
                                                  Ralph D. DeNunzio


STATE OF NEW YORK

COUNTY OF NEW YORK


         I, Pauline E. Kalahele, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Ralph D. DeNunzio, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                  /s/ PAULINE E. KALAHELE
                                                  --------------------------
                                                  Notary Public

My Commission Expires:

February 28, 2006

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 2002.


                                                  /s/ JUDITH L. ESTRIN
                                                  --------------------------
                                                  Judith L. Estrin

STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


         I, Steve M. Bringuel, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

                                                  /s/ STEVE M. BRINGUEL
                                                  --------------------------
                                                  Notary Public

My Commission Expires:

April 23, 2003

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 2002.

                                            /s/ F. SHERIDAN GARRISON
                                            --------------------------
                                            F. Sheridan Garrison

STATE OF ARKANSAS

COUNTY OF BOONE

         I, Rebecca A. Rogers, a Notary Public in and for said County, in the aforesaid State, do hereby certify that F. Sheridan Garrison, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                            /s/ REBECCA A. ROGERS
                                            --------------------------
                                            Notary Public

My Commission Expires:

June 15, 2010

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 2002.

                                            /s/ PHILIP GREER
                                            -------------------
                                            Philip Greer

STATE OF NEW YORK

COUNTY OF NEW YORK


         I, Anthony Avicolli, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                            /s/ ANTHONY AVICOLLI
                                            -------------------------
                                            Notary Public

My Commission Expires:

September 14, 2002

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2002.

                                           /s/ J. R. HYDE, III
                                           ----------------------
                                           J. R. Hyde, III


STATE OF TENNESSEE

COUNTY OF SHELBY

         I, Laurie Lindsley, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                           /s/ LAURIE LINDSLEY
                                           ----------------------------
                                           Notary Public

My Commission Expires:

January 11, 2006

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2002.

                                             /s/ SHIRLEY ANN JACKSON
                                             -------------------------
                                             Shirley Ann Jackson

STATE OF NEW YORK

COUNTY OF RENSSELAER


         I, Jacquelyn T. Ellsworth, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Shirley Ann Jackson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ JACQUELYN T. ELLSWORTH
                                             ---------------------------
                                             Notary Public

My Commission Expires:

April 20, 2006

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2002.

                                             /s/ GEORGE J. MITCHELL
                                             --------------------------
                                             George J. Mitchell

WASHINGTON

DISTRICT OF COLUMBIA


         I, Victoria K. Wolf, a Notary Public in and for said County, in the aforesaid State, do hereby certify that George J. Mitchell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                             /s/ VICTORIA K. WOLF
                                             --------------------------
                                             Notary Public

My Commission Expires:

August 31, 2002

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 2002.

                                            /s/ JOSHUA I. SMITH
                                            --------------------------
                                            Joshua I. Smith

WASHINGTON

DISTRICT OF COLOMBIA


         I, Betty Griffith, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                            /s/ BETTY GRIFFITH
                                            --------------------------
                                            Notary Public

My Commission Expires:

June 14, 2007

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of June, 2002.

                                            /s/ PAUL S. WALSH
                                            -------------------
                                            Paul S. Walsh

UNITED KINGDOM OF GREAT BRITAIN

ENGLAND CITY OF LONDON


         I, James Kerr Milligan, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                            /s/ JAMES KERR MILLIGAN
                                            -------------------------
                                            Notary Public

My Commission Expires:

With Life

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of June, 2002.

                                                   /s/ PETER S. WILLMOTT
                                                   -------------------------
                                                   Peter S. Willmott

STATE OF ILLINOIS

COUNTY OF COOK

     I, Roberta Goldner, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Peter S. Willmott, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                   /s/ ROBERTA GOLDNER
                                                   -------------------------
                                                   Notary Public

My Commission Expires:

March 6, 2005

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal financial officer of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4/th/ day of June, 2002.

                                                     /s/ ALAN B. GRAF, JR.
                                                     --------------------------
                                                     Alan B. Graf, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY

     I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                     /s/ ANNE R. COLEMAN
                                                     --------------------------
                                                     Notary Public

My Commission Expires:

October 11, 2005

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal executive officer and a director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6/th/ day of June, 2002.

                                                    /s/ FREDERICK W. SMITH
                                                    --------------------------
                                                    Frederick W. Smith

STATE OF TENNESSEE

COUNTY OF SHELBY

     I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                    /s/ JUNE Y. FITZGERALD
                                                    --------------------------
                                                    Notary Public

My Commission Expires:

December 1, 2002

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal accounting officer of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24/th/ day of June, 2002.

                                                    /s/ JAMES S. HUDSON
                                                    --------------------------
                                                    James S. Hudson

STATE OF TENNESSEE

COUNTY OF SHELBY

     I, Jennifer Jo Thornton, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James S. Hudson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                    /s/ JENNIFER JO THORNTON
                                                    --------------------------
                                                    Notary Public

My Commission Expires:

April 12, 2003